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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




         Delaware                       0-692                   46-0172280
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                 125 South Dakota Avenue                        57104
                Sioux Falls, South Dakota                     (Zip Code)
         (Address of principal executive offices)

                                 (605) 978-2908
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 7.        Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of  NorthWestern  Corporation  dated April 1,
               2003
* filed herewith


Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).

The following disclosure is being furnished pursuant to Item 12, Results of Operations and Financial Condition, of this Form 8-K.

On April 1, 2003, NorthWestern Corporation ("NorthWestern") issued a press release containing material information regarding its results of operations and financial condition for the fiscal year ended December 31, 2002, including projected charges and expected net losses on common stock. Pursuant to SEC Release No. 34-47226, the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 to this Report on Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NorthWestern Corporation


                              By:    /s/ Kipp D. Orme
                                    ------------------------------
                                    Kipp D. Orme
                                    Vice President and Chief Financial Officer

Date:  April 1, 2003


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                                Index to Exhibits
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EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of  NorthWestern  Corporation  dated April 1, 2003
* filed herewith


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